REASSURED:          PXRE REINSURANCE COMPANY

PERIOD: Continuous from January 1, 1995, subject to 90 days written notice of cancellation at December 31st any year.
                    Resigning at January 1, 1997.

TYPE:               Quota Share Treaty.

CLASS:              All business written by the Reassured.

TERRITORIAL
SCOPE:              As per original business written by Reassured.

TREATY
DETAIL: Reassured will cede up to a maximum of $20,000,000 any one program, for 100% on all business written and retained net.

COMMISSION:         As original plus 5% override on Gross Written Premiums as
                    reimbursement for expenses.

PROFIT
COMMISSION:         25% of underwriting profits after commissions, including
                    override, Reinsurers Management Expense 5%. First calculation to be for 1995 Underwriting Year. Subsequent calculations to be on three year block basis.

REPORTS: Quarterly accounting reports and underwriting statistical reports.

CASH LOSSES:        Special cash request for individual losses and/or
                    catastrophe losses above $250,000.

GENERAL
CONDITIONS:         Special Termination Clause as per wording
                    Access to Records.
                    Errors and Omissions
                    Insolvency Clause.
                    Arbitration Clause
                    Offset Clause

ACCEPTED            0.60% of 100% ($120,000 per program).

DATED  January 14, 1997           COMPANY PENNSYLVANIA LUMBERMENS
                                          MUTUAL INS. CO.
                                          ---------------

AUTHORIZED SIGNATURE  /s/ Fred R. Phillips
                     ------------------------------------

REASSURED:          PXRE REINSURANCE COMPANY

PERIOD: Continuous from January 1, 1995, subject to 90 days written notice of cancellation at December 31st any year.
                    Resigning at January 1, 1997.

TYPE:               Quota Share Treaty.

CLASS:              All business written by the Reassured.

TERRITORIAL
SCOPE:              As per original business written by Reassured.

TREATY
DETAIL: Reassured will cede up to a maximum of $20,000,000 any one program, for 100%, on all business written and retained net.

COMMISSION:         As original plus 5% override on Gross Written Premiums as
                    reimbursement for expenses.

PROFIT
COMMISSION:         25% of underwriting profits after commissions, including
                    override, Reinsurers Management Expense 5%. First calculation to be for 1995 Underwriting Year. Subsequent calculations to be on three year block basis.

REPORTS: Quarterly accounting reports and underwriting statistical reports.

CASH LOSSES:        Special cash request for individual losses and/or
                    catastrophe losses above $250,000.

GENERAL
CONDITIONS:         Special Termination Clause as per wording
                    Access to Records.
                    Errors and Omissions
                    Insolvency Clause.
                    Arbitration Clause
                    Offset Clause

ACCEPTED            1.54% of 100% ($308,000 per program).

DATED 7-1-97                      COMPANY NRMA MUTUAL INSURANCE LIMITED
                                          -----------------------------

AUTHORIZED SIGNATURE
                     ------------------------------------

REASSURED:          PXRE REINSURANCE COMPANY

PERIOD: Continuous from January 1, 1995, subject to 90 days written notice of cancellation at December 31st any year.
                    Resigning at January 1, 1997.

TYPE:               Quota Share Treaty.

CLASS:              All business written by the Reassured.

TERRITORIAL
SCOPE:              As per original business written by Reassured.

TREATY
DETAIL: Reassured will cede up to a maximum of $20,000,000 any one program, for 100%, on all business written and retained net.

COMMISSION:         As original plus 5% override on Gross Written Premiums as
                    reimbursement for expenses.

PROFIT
COMMISSION:         25% of underwriting profits after commissions, including
                    override, Reinsurers Management Expense 5%. First calculation to be for 1995 Underwriting Year. Subsequent calculations to be on three year block basis.

REPORTS: Quarterly accounting reports and underwriting statistical reports.

CASH LOSSES:        Special cash request for individual losses and/or
                    catastrophe losses above $250,000.

GENERAL
CONDITIONS:         Special Termination Clause as per wording
                    Access to Records.
                    Errors and Omissions
                    Insolvency Clause.
                    Arbitration Clause
                    Offset Clause

ACCEPTED            1.54% of 100% ($308,000 per program).

DATED 1/13/97                     COMPANY Merrimack Mutual Fire Ins. Co.
                                          ------------------------------

AUTHORIZED SIGNATURE
                     ------------------------------------

REASSURED:          PXRE REINSURANCE COMPANY

PERIOD: Continuous from January 1, 1995, subject to 90 days written notice of cancellation at December 31st any year.

TYPE:               Quota Share Treaty.

CLASS:              All business written by the Reassured.

TERRITORIAL
SCOPE:              As per original business written by Reassured.

TREATY
DETAIL: Reassured will cede up to a maximum of $20,000,000 any one program, for 100%, on all business written and retained net.

COMMISSION:         As original plus 5% override on Gross Written Premiums as
                    reimbursement for expenses.

PROFIT
COMMISSION:         25% of underwriting profits after commissions, including
                    override, Reinsurers Management Expense 5%. First calculation to be for 1997 and 1998 Underwriting Years.
                    Subsequent calculations to be on three year block basis.

REPORTS: Quarterly accounting reports and underwriting statistical reports.

CASH LOSSES:        Special cash request for individual losses and/or
                    catastrophe losses above $250,000.

GENERAL
CONDITIONS:         Special Termination Clause as per wording
                    Access to Records.
                    Errors and Omissions
                    Insolvency Clause.
                    Arbitration Clause
                    Offset Clause

ACCEPTED            0.75% of 100% ($150,000 per program).

DATED  January 16, 1997           COMPANY Auto-Owners Ins. Co.
                                          --------------------

AUTHORIZED SIGNATURE /s/ John A. Wallace
                     ------------------------------------